Exhibit 10.2

SUBSCRIPTION AGREEMENT

ASSURE HOLDINGS CORP.

This SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of April 8, 2024 is made by and between Assure Holdings Corp., a Nevada corporation (the “Company”), and Innovation Neuormonitoring LLC (the “Subscriber”).

WHEREAS, the Company and the Subscriber have previously entered into an Asset Purchase Agreement dated August 2, 2023 (the “APA”) pursuant to which, in part, the Company agreed to pay to the Subscriber $500,000 in cash in twenty-four equal installments and bearing interest at the applicable federal rate, of which $_ of installment amount and accrued interest remain due and payable (the “Installment Amount”)

WHEREAS, in accordance with the terms of this Agreement, the Company desires to sell, and Subscriber desires to purchase, in consideration for the cancellation of $270,000 of the Installment Amount, 437,247 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) in reliance on the exemptions from registration afforded under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated under the Securities Act contemporaneously with the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follows:

1.	SUBSCRIPTION

a.	The Subscriber hereby irrevocably subscribes for and agrees to purchase the Shares at a price of $0.6175 per share (such subscription and agreement to purchase being the “Subscription”) for the total subscription price as set out on the signature page of this Agreement (the “Subscription Amount”), which Subscription Amount is to be paid by the Subscriber hereby agreeing to the cancel an equal amount of the Installment Amount, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

b.	The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Agreement will be effective upon its acceptance by the Company.

c.	Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

2.	PAYMENT.

a.	Upon Closing, the Subscriber hereby agrees that as consideration for the purchase of the Shares, $270,000 of the Installment Amount is hereby cancelled without recourse and deemed to be fully paid, with any remaining Installment Amount to be paid out equally in the remaining period as set forth in Section 2.1.4 of the APA. The Company hereby accepts the cancellation of $270,000 of the Installment Amount as payment in full for the Shares.

b.	The Subscriber must complete, sign and return to the Company an executed copy of this Agreement.

c.	The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law or that are deemed advisable or necessary by the Company in its reasonable discretion.

3.	CLOSING. Closing of the purchase and sale of the Shares shall occur on or before April 9, 2024 or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”). This Agreement shall not be binding on the Company until the satisfaction of each of the closing conditions set forth in Section 4 below and this Agreement has been accepted by the Company, which shall be evidenced by the Company countersigning this Agreement and the delivery thereof to the Subscriber.

4.	CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to issue the Shares to the Subscriber on the Closing Date are subject to the fulfillment (or waiver by the Company), before or at the time of the closing, of each of the following conditions:

a.	Execution of Subscriber Documents. The Subscriber will have executed and delivered (i) this Agreement, and (ii) a voting agreement and irrevocable proxy, a form of which is attached hereto as Exhibit A (the “Voting Agreement”). Collectively this Agreement and the Voting Agreement are hereinafter referred to as the “Investor Documents.”

a.	Performance by the Subscriber. The Subscriber shall have duly performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement required to be performed or complied with by the Subscriber before the Closing Date including, without limitation, payment to the Company of the Subscription Amount.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscriber that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as proposed to be conducted and to issue the Shares to the Subscriber.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER. The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date indefinitely) that, as of the date hereof and as of the Closing Date:

a.	Authorization. It has the full power and authority to enter into this Agreement and the other Investor Documents, and (assuming due execution by the Company and the other parties to such agreements) such agreements constitute its valid and legally binding obligation, enforceable against it in accordance with its terms.

b.	Purchase Entirely for Own Account. The Shares are being acquired for investment for the Subscriber’s own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof.

c.	Disclosure of Information. Prior to the time of purchase of any Shares, the Subscriber received a copy of this Agreement. The Subscriber has reviewed this Agreement and has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify the Subscriber’s understanding of the terms thereof and of the Company’s business and status thereof. The Subscriber acknowledges that no officer, director, attorney, broker-dealer, placement agent, finder or other person affiliated with the Company has given the Subscriber any information or made any representations, oral or written, other than as expressly provided in this Agreement, on which the Subscriber has relied upon in deciding to invest in the Shares, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Shares. The Subscriber acknowledges and agrees that this Agreement contains all representations and warranties made by the Company to the Subscriber in connection with the offering, sale and purchase of the Shares.

d.	Investment Experience. The Subscriber understands that the purchase of the Shares involves substantial risk. It acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Shares. The Subscriber also represents it has not been organized for the purpose of acquiring the Shares.

e.	No General Solicitation. The Subscriber acknowledges that it has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

f.	Restricted Securities. The Subscriber acknowledges and understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber acknowledges that the Company has no obligation to file a registration statement regarding Subscriber’s resale of the Shares. In this connection, the Subscriber represents that it is familiar with Rule 144 under the Securities Act (“Rule 144”), as presently in effect, and understands the resale limitations imposed thereby. The Subscriber understands that Subscriber must hold the Shares indefinitely unless such Shares, as applicable, are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, as applicable, and on requirements relating to the Company which are outside of the Subscriber’s control, and which the Company is under no obligation and may not be able to satisfy. In this regard, Subscriber understands and acknowledges that the Company has not represented or warranted that the Company has never been an issuer described in Rule 144(i)(1)(i).

g.	Public Information. The Subscriber understands that the Company has not agreed with the Subscriber to comply with the public information or other provisions of Rule 144 or any other exemption under U.S. federal or state law respecting the resale or other transfer of the Shares.

h.	SEC Reports. The Subscriber acknowledges that it has had access to and has reviewed the following (collectively, the “Disclosure Documents”): (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including, without limitation, the section captioned “Risk Factors” regarding risk factors associated with an investment in the Company, (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and (iii) the Company’s Current Reports on Form 8-K filed since October 1, 2023, including, in each case, any amendments thereto, all as filed with the SEC. In making this investment, the Subscriber has not relied upon any information not included in the Disclosure Documents or this Agreement, and the Subscriber has not relied upon any representations or warranties made by the Company, any other director or officer thereof, except as expressly set forth in this Agreement.

i.	Consultation With Own Attorney. The Subscriber has been advised to consult with its own attorney and other financial and tax advisers regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and has done so, to the extent such Subscriber considers necessary.

j.	Tax Consequences. The Subscriber acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to the Subscriber of an investment in the Company. The Subscriber has relied solely upon its own advisers with respect to the tax consequences of this investment.

k.	Information Provided by Subscriber. All information which the Subscriber has provided to the Company concerning the Subscriber, its financial position and its knowledge of financial and business matters is truthful, accurate, correct, and complete as of the date set forth herein and shall be as of the Closing Date. Subscriber undertakes to promptly inform the Company of any changes in such information or any inaccuracy in the representations and warranties made by Subscriber herein arising prior to the Closing Date.

l.	Legends. The Subscriber understands that the certificates evidencing the Shares may bear a legend substantially similar to the following, and other legends as may be determined by the Company upon consultation with its legal counsel:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

m.	Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (collectively referred as the “Patriot Act”) are incorporated into this Section. The Subscriber and each and every Person affiliated with such Subscriber is: (i) not a “blocked” person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (as used in this Section only, the “Annex”); (ii) in full compliance with the requirements of the Patriot Act and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”); (iii) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; and (iv) not listed as a Specially Designated Terrorist or as a “blocked” person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act.

7.	INDEMNIFICATION. The Subscriber agrees to indemnify and hold harmless the Company and its subsidiaries, as well as the respective officers, directors, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (the “Indemnified Liabilities”) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction. To the extent that the foregoing undertaking by the Subscriber may be unenforceable for any reason, the Subscriber shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity and contribution agreements contained in this Section shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and (ii) the consummation of the sale or successive resales of the Shares.

8.	MISCELLANEOUS.

a.	Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under, or by reason of, this Agreement, except as expressly provided in this Agreement.

b.	Governing Law and Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each of the Company and Subscriber hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement.

c.	Counterparts and Facsimile Signatures. This Agreement may be executed manually or by facsimile or electronic signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

d.	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e.	Notices. Except as otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, (b) when received by facsimile at the address and number for such party set forth on the signature page hereto, or (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page below, with next business day delivery guaranteed. A party may change or supplement its addresses for the purposes of receiving notice pursuant to this Section by giving the other parties written notice of the new address in the manner set forth above.

f.	Finder’s Fee. Subscriber agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a brokers’ fee, finders’ fee or similar compensation (and the costs and expenses of defending against such liability or asserted liability) for which Subscriber or any of its officers, partners, employees or representatives is responsible.

g.	Expenses. Each of Subscriber and the Company shall bear its own fees and expenses in connection with this transaction. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party as determined specifically by the court shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

h.	Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Subscriber.

i.	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

j.	Further Assurances. The Company and the Subscriber shall take all further actions and execute and deliver all further documents that are reasonably be required to effect the transactions contemplated by this Agreement.

k.	Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede all prior and contemporaneous negotiations and agreements between the parties regarding the subject matter hereof, whether oral or written.

l.	Publicity. Except as may be required by applicable law, including U.S. federal securities laws, none of the parties hereto shall issue a publicity release or announcement or otherwise make a public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. Notwithstanding the foregoing, the Company shall be entitled to issue press release(s) regarding such transactions upon the Closing Date, so long as the release omits the name of the Subscriber.

m.	Independent Counsel. Subscriber confirms that either he, she or it has consulted with separate legal counsel or has determined of his, her or its free will not to obtain such separate representation. Subscriber acknowledges that legal counsel for the Company has not represented Subscriber in connection with this Agreement, the Shares, or the transactions contemplated hereby or thereby. Legal counsel for the Company is an intended third party beneficiary of this provision.

[Signatures appear on following page(s).]

ASSURE HOLDINGS CORP.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

The undersigned Subscriber, by signing and returning this signature page, irrevocably commits to the purchase of the number of Shares set forth below, subject to the terms and conditions of this Subscription Agreement and hereby delivers to the Company, by wire transfer or check made payable to “Assure Holdings Corp.”, the Subscription Amount.

The undersigned Subscriber further understands and agrees that while it is irrevocably committed to purchase the number of Shares subscribed for hereby, subject to the terms and conditions of this Subscription Agreement, the Company may reject this Subscription, in whole or in part, for any reason and refund to the undersigned Subscriber all or any portion of the Subscription Amount, without deduction or interest.

SUBSCRIBER:

Number of Shares:________________.

Subscription Amount: US$____________________

Address for Notices:

Street Address

City Country Zip

Daytime Telephone Number

Email Address

SIGNATURE BY SUBSCRIBER

__________________________________________________________________________________________________

Name of Corporation, Partnership or Trust (Please Print or Type)

By: ______________________________________

Signature of Authorized Agent

Title: _____________________________________

Taxpayer Identification No.: _______________________

Executed at:

________________________________________

City Country Zip

This _____ day of _________________, 2024

EXHIBIT A

Form of VOTING AGREEMENT

[attached]

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